UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, Select Portfolio Servicing, Inc., as special servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On November 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: November 30, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-3
                        Statement to Certificateholders
                               November 25, 2005

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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      300,120,000.00   263,675,806.17    14,677,232.85     971,224.20   15,648,457.05        0.00        0.00     248,998,573.32
AR              100.00             0.00             0.00           0.00            0.00        0.00        0.00               0.00
ARL             100.00             0.00             0.00           0.00            0.00        0.00        0.00               0.00
M1       21,730,000.00    21,730,000.00             0.00      85,653.93       85,653.93        0.00        0.00      21,730,000.00
M2       10,870,000.00    10,870,000.00             0.00      43,127.48       43,127.48        0.00        0.00      10,870,000.00
M3       18,860,000.00    18,860,000.00             0.00      77,264.44       77,264.44        0.00        0.00      18,860,000.00
M4        9,840,000.00     9,840,000.00             0.00      40,905.02       40,905.02        0.00        0.00       9,840,000.00
M5       10,050,000.00    10,050,000.00             0.00      45,182.29       45,182.29        0.00        0.00      10,050,000.00
M6        8,820,000.00     8,820,000.00             0.00      40,538.31       40,538.31        0.00        0.00       8,820,000.00
M7        9,020,000.00     9,020,000.00             0.00      43,787.72       43,787.72        0.00        0.00       9,020,000.00
M8        6,760,000.00     6,760,000.00             0.00      36,891.29       36,891.29        0.00        0.00       6,760,000.00
B1        7,170,000.00     7,170,000.00             0.00      41,825.00       41,825.00        0.00        0.00       7,170,000.00
B2        6,760,000.00     6,760,000.00             0.00      39,433.33       39,433.33        0.00        0.00       6,760,000.00
P               100.00           100.00             0.00     202,949.19      202,949.19        0.00        0.00             100.00
TOTALS  410,000,300.00   373,555,906.17    14,677,232.85   1,668,782.20   16,346,015.05        0.00        0.00     358,878,673.32
X1      410,000,300.00   375,034,864.34             0.00           0.00            0.00        0.00        0.00     361,797,457.92
X2      410,000,300.00   410,000,300.00             0.00           0.00            0.00        0.00        0.00     410,000,300.00
XS      383,440,579.28   383,440,579.28             0.00      55,670.92       55,670.92        0.00        0.00     383,440,579.28
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458C30     878.56792673   48.90454768         3.23611955         52.14066723     829.66337905      A1        4.277500 %
AR      225458C48       0.00000000    0.00000000         0.00000000          0.00000000       0.00000000      AR        9.301690 %
ARL     225458C55       0.00000000    0.00000000         0.00000000          0.00000000       0.00000000      ARL       9.301690 %
M1      225458C63   1,000.00000000    0.00000000         3.94173631          3.94173631   1,000.00000000      M1        4.577500 %
M2      225458C71   1,000.00000000    0.00000000         3.96756946          3.96756946   1,000.00000000      M2        4.607500 %
M3      225458C89   1,000.00000000    0.00000000         4.09673595          4.09673595   1,000.00000000      M3        4.757500 %
M4      225458C97   1,000.00000000    0.00000000         4.15701423          4.15701423   1,000.00000000      M4        4.827500 %
M5      225458D21   1,000.00000000    0.00000000         4.49575025          4.49575025   1,000.00000000      M5        5.394900 %
M6      225458D39   1,000.00000000    0.00000000         4.59618027          4.59618027   1,000.00000000      M6        5.337500 %
M7      225458D47   1,000.00000000    0.00000000         4.85451441          4.85451441   1,000.00000000      M7        5.637500 %
M8      225458D54   1,000.00000000    0.00000000         5.45729142          5.45729142   1,000.00000000      M8        6.337500 %
B1      225458E20   1,000.00000000    0.00000000         5.83333333          5.83333333   1,000.00000000      B1        7.000000 %
B2      225458E38   1,000.00000000    0.00000000         5.83333284          5.83333284   1,000.00000000      B2        7.000000 %
P       225458D62   1,000.00000000    0.00000000 2,029,491.90000000  2,029,491.90000000   1,000.00000000      P         9.301690 %
TOTALS                911.11129960   35.79810271         4.07019751         39.86830022     875.31319689
X1      225458D70     914.71851201    0.00000000         0.00000000          0.00000000     882.43217851      X1        0.000000 %
X2      225458D88   1,000.00000000    0.00000000         0.00000000          0.00000000   1,000.00000000      X2        0.000000 %
XS      225458D96   1,000.00000000    0.00000000         0.14518787          0.14518787   1,000.00000000      XS        0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                               13,209,493.42

                          Scheduled Principal Payments                                                              237,197.38

                          Principal Prepayments                                                                     12,907,268.65

                          Curtailments                                                                              65,317.52

                          Cutailment Interest Adjustments                                                           256.73

                          Repurchase Principal                                                                      0.00

                          Substitution Amounts                                                                      0.00

                          Net Liquidation Proceeds                                                                  0.00

                          Other Principal Adjustments                                                               -546.86

                          Gross Interest                                                                            3,068,825.97

                          Recoveries from Prior Loss Determinations                                                 0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                1,257.66

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                 94

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                5,267,669.58

                          Amount of Prepayment Penalties Collected                                                  202,948.41

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                     6,813

                          Beginning Aggregate Loan Balance                                                          375,034,964.35

                          Ending Number of Loans Outstanding                                                        7,143

                          Ending Aggregate Loan Balance                                                             361,797,557.92

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                        105,800.76

                          Trustee Fees                                                                              1,562.65

Sec. 4.06(a)(vii)         Current Advances                                                                          N/A

                          Aggregate Advances                                                                        N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                              Delinquency by Group
                              Group  1
                              Category           Number              Principal Balance              Percentage
                              1 Month             153                  6,752,256.69                 1.87 %
                              2 Month              46                  2,458,873.48                 0.68 %
                              3 Month              44                  2,554,450.42                 0.71 %
                              Total               243                 11,765,580.59                 3.25 %

                              Delinquency Totals
                              Group Totals
                              Category             Number            Principal Balance          Percentage
                              1 Month               153                 6,752,256.69             1.87 %
                              2 Month                46                 2,458,873.48             0.68 %
                              3 Month                44                 2,554,450.42             0.71 %
                              Total                 243                11,765,580.59             3.25 %
                                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                              Bankruptcy by Group
                              Group         Number of           Principal Balance                 Percentage
                              Number        Loans
                                 1            23                   990,392.90                        0.27%

                              Bankruptcy Totals
                              Number of        Principal           Percentage
                              Loans            Balance
                                23             990,392.90              0.27%
                                          * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                              Foreclosure by Group
                              Group            Number of             Principal Balance              Percentage
                              Number           Loans
                                 1               0                         0.00                       0.00%

                              Foreclosure Totals
                              Number of                    Principal              Percentage
                              Loans                        Balance
                                 0                          0.00                  0.00%

Section 4.06(a)(xi)       REO Properties
                              REO by Group
                              Group           Number of          Principal Balance           Percentage
                              Number          Loans
                                 1             0                    0.00                        0.00%

                              REO Totals
                              Number of            Principal               Percentage
                              Loans                Balance
                                  0                  0.00                  0.00%

Section 4.06(a)(xii)      Current Realized Losses                                                                   27,913.01

                          Cumulative Realized Losses - Reduced by Recoveries                                        40,645.35

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                           NO
                          (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                          0.84413%
                          Sr. Enhancement Percentage x 16%                                                          15.84000%
                                                                   OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                0.01060%
                          Cumulative Loss Limit                                                                     0.00%

O/C Reporting             Targeted Overcollateralization Amount                                                     17,728,080.34
                          Ending Overcollateralization Amount                                                       2,918,884.60
                          Ending Overcollateralization Deficiency                                                   14,809,195.74
                          Overcollateralization Release Amount                                                      0.00
                          Monthly Excess Interest                                                                   1,439,957.86
                          Payment to Class X-1                                                                      0.00

                          Reserve Fund Beginning Balance                                                            0.00
                          Deposits under the Interest Rate Cap Agreement                                            0.00
                          Deposits under the Swap Agreement                                                         27,781.56
                          Withdrawals to pay Current and Carryforward Interest                                      0.00
                          Withdrawals to cover Realized Losses                                                      27,781.56
                          Withdrawals to pay Deferred Amounts                                                       0.00
                          Reserve Fund Ending Balance                                                               0.00

                          Interest Rate Cap Agreement Notional Amounts (Current Month)                              193,731,005.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
